2009 Barclays Capital Global Financial Services Conference September 15, 2009 Kevin E. Grant, CFA President & CEO Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the
Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Agency Residential Mortgage Backed Securities
Kevin Grant, CEO, President, Chairman
Bill Shean, MD of Investments
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Currently financing lines with 24 lenders (5 lines added since IPO)
Swap agreements with 5 counterparties
Company intends to distribute all or substantially all of its REIT taxable income
Scaled Management Fee: 1.0% to 1.5%
No Incentive Fee
A Real Estate Investment Trust formed in January 2006
Target Assets
Objective
Senior Investment
Management
Focus on Cost
Efficiency
Ample Financing
Sources
Dividend Policy

Superior Investment Team
Kevin Grant
12-year track record at Fidelity Investments as a Senior Portfolio Manager (1993 - 2005)
Top decile performance for entire period
Conceived and implemented new MBS strategy (1993)
Managed 19 Fidelity portfolios totaling over $25 billion
•
Bond funds:  Mortgage Securities, Spartan Bond, Strategic Income, Total Bond
•
Balanced (equity and debt): Balanced, Puritan
• Aggregate bond team managed over $45 billion
Funds achieved and by Morningstar
Chief Mortgage Strategist, Morgan Stanley (1991 - 1993)
Institutional Investor All-America Research Team
Bill Shean
25-year track record including State Street Research & Management (BlackRock), Citizens
Bank, Fidelity Investments, Shawmut Bank
Managed investments in all fixed income sectors and mortgage-only strategies
Portfolio size: $5 to $8+ billion
Began career in 1984

The Mortgage Supply Chain:
Survival of the Fittest
Residential mortgage origination going forward: two business models survive
Originate to keep
Originate to obtain GNMA/FNMA/FHLMC wrap & sell
MBS investors: one survivor (other than depositories)
Agency RMBS REITs
FNMA/FHLMC mandated to begin selling in 2010
The existing non-Agency securities:
Pre-2008 securities, defective underwriting environment
Vulture environment / un-analyzable risks
ARMs
Good relative value in
agency market
Prepayments very low
Little new supply
5/1 Hybrid ARMs
Secondary supply
Some new issuance
Efficient financing
creates attractive NIM
Attractive hedged yield
Fixed Rate
Deepest agency market
Highest yields
Premiums currently
reasonable in 15yr
CYS Target Investment Markets (Agency Only)

FNMA and Freddie Mac mandated to sell down portfolios commencing in 2010
FNMA  Portfolio = $779bn
FreddieMac Portfolio = $799bn
GNMA outstanding expected to be near $1 Trillion
GNMA now 40% of origination
The Fed’s Agency MBS portfolio now $818bn
Purchases of FNMA/Freddie Mac running at $25.6bn per Week
Exit Strategy yet to be defined
Global Financial System still delevering
$11 Trillion Market
Massive Redistribution Coming
Sellers
FNMA
+ FreddieMac
+ GNMA
+ The Fed
+ Global Banks
New Origination
Conforming Refi
Nonconforming into
Conforming
New Purchases
CYS Investment Opportunity Set:
+ =
Our Market: Agency MBS
Source: Federal Reserve Bank of New York, JP Morgan

Rigorous Investment Criteria
Target: Best Risk Adjusted ROE
Adjusted for hedging costs
Adjusted for prepayments
Adjusted for volatility
Size of Company is Entering the Optimal Range
Able to be selective and nimble in asset selection
Beginning to achieve economies of scale in expenses
Attractive as a counterparty to lenders

CYPRESS SHARPRIDGE
Investments, Inc.

1/14/2005
4/14/2005
7/14/2005
10/14/2005
1/14/2006
4/14/2006
7/14/2006
10/14/2006
1/14/2007
4/14/2007
7/14/2007
10/14/2007
1/14/2008
4/14/2008
7/14/2008
10/14/2008
1/14/2009
4/14/2009
7/14/2009

1/2/05
3/2/05
5/2/05
7/2/05
9/2/05
11/2/05
1/2/06
3/2/06
5/2/06
7/2/06
9/2/06
11/2/06
1/2/07
3/2/07
5/2/07
7/2/07
9/2/07
11/2/07
1/2/08
3/2/08
5/2/08
7/2/08
9/2/08
11/2/08
1/2/09
3/2/09
5/2/09
7/2/09

Attractive Yield Curve Environment Creates
Investment Opportunities
Mortgage Yields Currently Attractive
Par-Priced 5/1 hybrid rates now 3.80%
(1)
30 Year fixed rates now 4.30%
(1)
15 Year fixed rates now 3.90%
(1)
Hedging costs remain minimal
Low home equity levels reduce prepayment risks
Steep Curve
Creates significant positive carry
Significant ROE
Hedge flexibility very important
No signs of inflation
Source:   Bloomberg.
(1) As of September 9, 2009.
5/1 Hybrid Net Interest Margin: 1/05 – 9/09
5 Year Swap vs 1 Month LIBOR: 1/05 – 9/09
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
09/04/09
0.00
1.00
2.00
3.00
4.00
5.00
09/03/09

Date
18-Feb-05
08-Apr-05
27-May-05
15-Jul-05
02-Sep-05
21-Oct-05
09-Dec-05
27-Jan-06
17-Mar-06
05-May-06
23-Jun-06
11-Aug-06
29-Sep-06
17-Nov-06
05-Jan-07
23-Feb-07
13-Apr-07
01-Jun-07
20-Jul-07
07-Sep-07
26-Oct-07
14-Dec-07
01-Feb-08
21-Mar-08
09-May-08
27-Jun-08
15-Aug-08
03-Oct-08
21-Nov-08
09-Jan-09
27-Feb-09
17-Apr-09
05-Jun-09
24-Jul-09

0.000
0.500
1.000
1.500
2.000
2.500
3.000
3.500
4.000
4.500
5.000
Wide Spreads Create Attractive Entry Point
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 5/1 Hybrids Index – 50/50 3-Year Swaps/LIBOR, and (ii) 5/1 Hybrids Index – 1-Month LIBOR Index.
5/1 Hybrids Hedged with Swaps: 1/05 – 9/09
CYS
Investment Strategy
Simple “Carry
Trade”
Borrow Short/
Lend Long
Hedged Hybrids (i) Unhedged Hybrids (ii)
09/04/09

Forward Purchases help drive NAV
Forward Prices lower due to Backwardation
CYS can specify Pool Characteristics
Reduces Prepayment Vulnerability
ROE commences on Trade Date
Price appreciation comes through NAV
Ordinary Income is temporarily lower
Forward Markets are easy to monitor
Bloomberg: TBA5 <go>

CYPRESS SHARPRIDGE
Investments, Inc.

	4.0		4.5 %		5.0 %	
Sep	101-02+ / 04	1 - 1 + 01½	103-00+ / 01+	1 - 1 + 01½	104-14 / 15	1 - 1 + 01½
Oct	100-24 / 25	1 - 1 + 01½	102-20+ / 21+	1 - 1 + 01½	104-02+ / 03+	1 - 1 + 00½
Nov	100-14 / 15	1 - 1 + 02½	102-10 / 11	1 - 1 + 01	103-25 / 26	1 - 1 + 00½
Sep/Oct	10¾ / 10⅞	2 - 3 --	11⅞ / 12	1 - 3 - 00⅛	11⅛ / 11⅜	1 - 1 + 00½
Oct/Nov	09⅞ / 10¼	1 - 1 - 00¼	/	-	/	-

	5.5 %		6.0 %		6.5 %	
Sep	105-16+ / 17+	1 - 1 + 02	106-14+ / 15+	1 - 1 + 00½	106-28+ / 30	1 - 1 + 01
Oct	105-06+ / 07+	1 - 1 + 02½	106-04 / 05	1 - 1 + 00½	/	-
Nov	104-29 / 30	1 - 1 + 02	/	-	/	-
Sep/Oct	10+ / 10⅝	3 - 2 + 00¼	/	-	/	-
Oct/Nov	09 / 10	1 - 1 + 00½	/	-	/	-

BenchMarks

Treas 2Y	100-04¼ / 04+	0.932 / 928	+ 00¾
Treas 3Y	99-20+ / 21	1.498 / 493	+ 01⅝
Treas 5Y	99-31¾ / 00¼	2.377 / 373	+ 02½
Treas 7Y	99-18 / 18+	3.070 / 068	+ 01½
Treas 10Y	101-07 / 07+	3.479 / 477	+ 01½
Treas 30Y	102-26¾ / 28¾	4.330 / 326	- 05¾

Roll Analysis-FNCI Sep/Oct Rte 0.25

Cpn	Cpr	Drp	B/E Drp	B/E Rte	B/E Cpr
4.00	5.39	10.750	10.406	0.128	
4.50	11.62	11.875	10.748	-0.133	
5.00	15.98	11.125	10.931	0.182	14.559
5.50	19.66	10.500	11.045	0.423	22.615
6.00	20.11	11.706	11.706	0.246	20.110
6.50	16.20	13.626	13.626	0.246	16.200

10 Economics of Forward Purchase Example: 15 yr 4 ½% drop = pt per month Source : Bloomberg as of 9/10/09 11 32 11 32

Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09

100%
80%
60%
40%
20%
0%
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
% good credit*
%IO

Agency MBS Supply Dynamics
Source: Freddie Mac, Barclays Capital
I/O Market Share Falling in Hybrids
4Q05 – 2Q09
(%)
Gross Supply of 15 and 30 Year Conventional, 30 Year GNMA
1/05 – 8/09
($bn)
Note: * Full-doc, no piggyback, less than 80% original CLTV, 680+ FICO.
0
50
100
150
200
250 Conventional 15yr
GNMA 30yr gross
Conventional 30yr

CYPRESS SHARPRIDGE Investments, Inc.

Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09

The Changing Composition of Supply
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Source: Barclays
GNMA Share of 30 Year Issuance
1/06 – 8/09
(%)
Gross GNMA ARM as % of Total ARM Production
1/06 – 8/09
(%)

The Next 12 Months
Source: Barclays, JP Morgan
Total Agency Securitized = $5.666
0
5
10
15
20
25
30
35
40
45
Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09
GNMA Gross Supply
($bn)
GNMA FHLMC FNMA
Projected December 2010 Fixed
and Floating Agency Outstanding
($ in Trillions)
1.793
2.886
0.987

Portfolio Characteristics
Source: Company data as of June 30, 2009; Bloomberg
(1) Months to reset
(2) Q2 2009
(3) Interest Only loans
CYS Portfolio Characteristics
(Face Value in 000’s)
$
Asset Type Face Value Cost Price MTR
1
Coupon CPR
2
MTA 151,750 $   $103.72 $102.37 1 3.80% 2.3% 100%
Short Reset ARMs 182,910 101.59 102.87 6.7 4.50 19.4 31.0
Hybrid ARMs 717,016 101.03 103.18 49.2 4.80 15.1 46.0
Fixed Rate 423,390 100.75 102.40 NA 4.80 22.8 4.0
Total/Weighted-Average 1,475,066 $ $101.30 $102.83 34.9 4.70% 14.8% 37.0%
Interest Rate Swaps 640mm 3 Year 2.01%
% IO
Loans
3

Prepayment Risk: The Reality
Risk: government created non-economic prepayments
$5.6 trillion Agency RMBS vs. $75 billion allocated TARP money
Impact: less than 2% CPR
Risk: very low mortgage rates
Closing / application ratio running very low
“Floor” mortgage rate seems to be 4.50 – 5.00%
Homeowners are equity constrained
Rising unemployment = low housing turnover

CYPRESS SHARPRIDGE
Investments, Inc.

1/10/01
5/10/01
9/10/01
1/10/02
5/10/02
9/10/02
1/10/03
5/10/03
9/10/03
1/10/04
5/10/04
9/10/04
1/10/05
5/10/05
9/10/05
1/10/06
5/10/06
9/10/06
1/10/07
5/10/07
9/10/07
1/10/08
5/10/08
9/10/08
1/10/09
5/10/09

10/22/2007
11/22/2007
12/22/2007
1/22/2008
2/22/2008
3/22/2008
4/22/2008
5/22/2008
6/22/2008
7/22/2008
8/22/2008
9/22/2008
10/22/2008
11/22/2008
12/22/2008
1/22/2009
2/22/2009
3/22/2009
4/22/2009
5/22/2009
6/22/2009
7/22/2009
8/22/2009

Attractive Repo Market Dynamics
Money Market Funds Awash in Cash
Assets remain very high
Flight to quality on asset mix
Agency RMBS a major beneficiary
Source:   Bloomberg.  Market data as of September 9, 2009.
LIBOR vs Fed Funds: 10/07 – 9/09
Money Market Fund Assets: 1/01 - 9/09
($ in billions)
Lower Spreads Reduce Funding Costs and
Improved Availability
TARP
TSLF and TALF
Fed funds target rate: 0 to 0.25%
-1.000
-0.500
0.000
0.500
1.000
1.500
2.000
2.500
3.000
3.500
09/09/09
1,500
2,000
2,500
3,000
3,500
4,000
4,500
09/02/09

Poised to Realize Upside on
Non-Agency Legacy Assets
CLOs and RESIX securities marked at minimal values
Approximately 16 cents of Book Value
Equal to approximately 3 weeks of investment income
Source:   Company data as of June 30, 2009.
CYS’ CLO & RESIX Securities
Market
Value
NAV at
Market
(per share)
NAV
at Face Value
(per share)
Remaining
Life
CLO $2.52 MM $0.14 $1.81 8.9 years
RESIX $0.34 MM $0.02 $0.69 27.3 years
Total $2.86 MM $0.16 $2.50

Fully Built Out Management Team
CYS Management Team
Foley & Lardner
Epstein Becker & Green
Thomson Financial
Schooner Capital
Donaldson, Lufkin & Jenrette
Citizens Bank (Portfolio Manager)
State Street Research (Portfolio Manager)
Fidelity Investments
Fidelity Investments (Portfolio Manager)
Morgan Stanley
Aetna Bond Investors
Kevin Grant, CFA
Chief Executive Officer
Frances Spark, ACA
Chief Financial Officer
Bill Shean, CFA
Managing Director of Investments
Rick Cleary
Chief Operating Officer
Thomas Rosenbloom
General Counsel
MVC Capital (Chief Financial Officer)
Hyperion Capital (Chief Financial Officer)
KPMG
Years of
Experience Career History
Name/Position
24
25
21
21
28

History of Transparent and
Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting – Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred
Competitors likely to move closer to CYS’ financial reporting standards when FASB declares SOP 07-1 effective
Potential to create meaningful adjustments for the other companies

6/30/2009 6/30/2008
Income Statement Data
Investment Income – Interest Income (1) $9,727.4 $11,720.5
Total expenses $2,525.4 $5,338.1
Net Investment Income $7,202.0 $6,382.4
Net gain (loss) from investments (2) $13,374.3 $6,522.5
Net Income (Loss) $20,576.3 $12,904.9
Net Income (Loss) Per Common Share (diluted) $2.22 $1.84
Distributions per Common Share $1.20 $0.66
Non-GAAP Measure
Core Earnings (3) $6,809.9 $4,390.2
Balance Sheet Data
Cash and Cash Equivalents $44,644.5 $6,047.0
Total Assets $1,575,080.7 $1,022,137.7
Securities sold under agreement to repurchase $699,004.7 $701,509.0
Net assets $229,588.4 $120,809.4
Net assets per common share $12.66 $15.78
Key Portfolio Statistics
Average Yield on Agency RMBS (4) 4.75% 5.60%
Average Cost of Funds & Hedge (5) 0.87% 3.72%
Interest Rate Spread Net of Hedge (6) 3.88% 1.88%
Leverage Ratio (at period end) (7) 5.9:1 7.5:1
Quarter Ended
Historical Financials
(1) Includes interest income on Agency RMBS and non-Agency securities.
(2) Includes net swap interest income (expense), net realized gain (loss) on investments and swap contracts and unrealized appreciation (depreciation) on investments and swap contracts.
(3) Net income excluding net realized gain (loss) on investments and swap contracts and net unrealized appreciation (depreciation) on investments and swap contracts.
(4) Calculated by dividing total interest income from Agency RMBS by average Agency RMBS.
(5) Calculated by dividing total interest expense, including net swap interest income (expense) by average securities sold under agreement to repurchase.
(6) Calculated by subtracting average cost of funds & hedge from average yield on Agency RMBS.
(7) Calculated by dividing total liabilities by net assets.

Financial Highlights
Steep yield curve and attractive spreads in target assets
Core earnings consistently in mid-teens as percent of net assets
Non-Agency assets written down to near zero
Opportunistic hedging with swaps going forward
Investment Company accounting understates net income relative to peers in declining mark-to-market environment
Approximately $38 million of swap losses can be utilized to reduce taxable income in current and future years for all shareholders

Agency
LIBOR/CMT
ARMs
Blended
Total
Agency
ARM
Hybrid
Legacy
Assets
Agency
Fixed Rate
Illustrative Asset Allocation
(1)
Sample Portfolio Asset Allocation 35.0% 40.0% 24.0% 1.0% 100.0%
Assumed Yield
(2) 3.90% 3.80% 3.50% 0.00%
Assumed Cost of Funds
(3)
0.50% 0.50% 0.50% NA
Assumed Hedging Costs
(4) -0.80% -0.70% -- --
Illustrative Net Interest Margin 2.60% 2.60% 3.00% 0.00%
Assumed Leverage 7.0 7.0 7.0 0.0x
Illustrative Gross ROE 22.10% 22.00% 24.50% 0.00% 22.4%
G&A Expense 1.25%
Management Fee 1.50%
Illustrative Net ROE: 19.67%
(1) Disclaimer: The numbers contained in the example above are for illustrative purposes only and do not reflect CYS’ projections or forecasts. CYS may not allocate assets as indicated above. Any assumptions and estimates used may not be accurate and cannot be relied upon. CYS’ actual return on equity for any given period may differ materially from this example. The foregoing is not an example of, and does not represent, expected returns from an investment in CYS’ common stock.
(2) Assumes Agency RMBS yields as of September 9, 2009. Data Source: Bloomberg.
(3) Assumes mortgage financing average of 50 bps for 2009. Data Source: Bloomberg.
(4) Assumes LIBOR and Swap curves as of September 9, 2009.  Data Source: Bloomberg.

2009 Barclays Capital Global Financial Services Conference September 15, 2009 Kevin E. Grant, CFA President & CEO